UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event report):  August 9, 2005


                            AMS HEALTH SCIENCES, INC.
             (Exact name of registrant as specified in its charter)


    OKLAHOMA                        001-13343                    73-1323256
 (State or other                 (Commission File              (IRS Employer
  jurisdiction of                     Number)                  Identification
  incorporation)                                                  Number)


                         711 NE 39th Street, Oklahoma City, OK 73105
                           (Address of Principal Executive Offices)   (Zip Code)


       Registrant's telephone number, including area code: (405) 842-0131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

ITEM 1.01.  Entry into a Material Definitive Agreement.

     On August 9, 2005, the Board of Directors of AMS Health Services, Inc. (the "Company") appointed Steven G. Kochen as President of the Company. The Company and Mr. Kochen entered into an Employment Agreement (the "Agreement") , which provides, among other things, that Mr. Kochen will serve as the President of the Company for an initial term of two years, followed by two successive one-year terms unless either party elects not to renew the Agreement. Mr. Kochen's base salary is $200,000per year and he is eligible to receive certain performance-based incentive bonuses. Additionally, the Company agreed to use its best efforts to obtain any shareholder or regulatory authority necessary to grant Mr. Kochen up to 250,00 stock options. In the event the Company terminates Mr. Kochen without cause, he will receive certain severance pay based upon his length of employment with the Company. A copy of the Agreement is attached hereto as Exhibit 10.1.

ITEM 5.02.  Appointment of Principal Officer.

     As described above under Item 1.01, the Board of Directors of the Company appointed Steven G. Kochen, age 52, as President of the Company on August 9, 2005. Attached hereto as Exhibit 99.1 is a press release announcing Mr. Kochen's hiring and describing his relevant, prior business experience.

Item 9.01.  Financial Statements and Exhibits

   (c)   Exhibits

10.1     Employment Agreement between AMS Health Sciences, Inc., and Steven G.
         Kochen

99.1     Press release dated August 10, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                           AMS HEALTH SCIENCES, INC.

                                                REGGIE COOK
                                           By:  Reggie Cook
                                                Chief Financial Officer
Date:  August 15, 2005

                                  EXHIBIT INDEX



Exhibit
  No.                Description             Method of Filing
-------              -----------             ----------------

10.1    Steven G. Kochen employment
        agreement                            Filed herewith electronically

99.1    Press release dated August 10, 2005  Filed herewith electronically